SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 25, 2007
Date of Report
(Date of earliest event reported)

A.P. PHARMA, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-16109	94-2875566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Saginaw Drive
Redwood City, California  94063
(Address of principal executive offices) (Zip code)

(650) 366-2626
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

On June 25, 2007, A.P. Pharma, Inc. (the “Company”) announced that based on the Company’s closing of its public offering, the Company believes it has regained compliance for continued listing on the NASDAQ Global Market by satisfying the NASDAQ’s minimum stockholders’ equity requirement of the NASDAQ Marketplace Rule 4450(a)(3).  NASDAQ will continue to monitor the Company’s ongoing compliance with the stockholders’ equity requirement.

Item 9.01     Financial Statements and Exhibits

(d)           Exhibits.

Exhibit 99.1  Press Release dated June 25, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.P. PHARMA, INC.

Date: June 25, 2007	By:	/s/ Michael O’Connell
Name: Michael O’Connell
Title: Chief Operating Officer and
Chief Financial Officer

EXHIBIT INDEX

99.1    Press Release dated June 25, 2007.